Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Strateco Resources Inc. (the “Company”) on Form 10-K for the period ending December 31, 2009 (the “Report”), We, Guy Hébert, President and Chief Executive Officer and Ingrid Martin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934;

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2010

/s/ Guy Hébert
__________________
Guy Hébert
President and Chief Executive Officer

March 16, 2010

/s/ Ingrid Martin,
__________________
Ingrid Martin, CA
Chief Financial Officer